UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 22, 2004

PSS WORLD MEDICAL, INC.

(Exact name of Registrant as specified in its charter)

Commission File Number:   0-23832

Florida (State or other jurisdiction of incorporation or organization)	59-2280364 (IRS Employer Identification Number)
4345 Southpoint Blvd. Jacksonville, Florida (Address of principal executive offices)	32216 (Zip code)
Registrant's telephone number	(904) 332-3000

Item 7.    Financial Statements and Exhibits.

(a) Not Applicable.
(b) Not Applicable.
(c) Exhibits:

Exhibit Number	Description
99.1	Press Release dated July 22, 2004

Item 12.    Results of Operation and Financial Condition.

On July 22, 2004, PSS World Medical, Inc. issued a press release announcing that it has reached a settlement agreement related to the purchase price adjustment claim from SourceOne Healthcare Technologies, Inc., the buyer of the Imaging Business which was sold on November 18, 2002, including information about the effect of such settlement on its results of operations for the first quarter of fiscal year 2005. A copy of such press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.6 of Form 8-K, the information included or incorporated in this Item 12, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information and exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 22, 2004

PSS WORLD MEDICAL, INC.

By: /s/ David M. Bronson Name: David M. Bronson Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

    99.1        Press Release dated July 22, 2004.